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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 27, 2005


                                AMERIANA BANCORP
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)

          INDIANA                            0-22423            35-1782688
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(State or other jurisdiction     (Commission File Numbe)     (I.R.S. Employer
    of incorporation)                                        Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA    47263-1048
                ----------------------------------------------------
                (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
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                                 NOT APPLICABLE
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
            ------------------------------------------

      On April 27, 2005, Ameriana Bancorp (the "Company") entered into a letter agreement with Jerome J. Gassen that provided:

        o Mr. Gassen will begin employment with the Company and Ameriana Bank and Trust, SB (the "Bank") as President and Chief Executive Officer on June 1, 2005;
        o         Mr. Gassen will receive a base salary of $275,000 per year;
        o Mr. Gassen will be eligible to receive a bonus of up to 50% of his base salary contingent upon objective criteria to be established by the Compensation Committee;
        o         Mr. Gassen will receive certain perquisites, including the use of an automobile and appropriate club memberships;
        o         Mr. Gassen will be awarded 5,000 stock options on his start date, which will vest in five equal annual installments beginning on the date of grant;
        o that if Mr. Gassen's employment is terminated without cause following a change in control of the Company or the Bank, he will be entitled to receive 2.99 times his annual salary; and
        o the Company and the Bank will appoint Mr. Gassen to their respective Boards of Directors, effective June 1, 2005.

      The agreement also provides for Mr. Gassen's participation in certain benefits, including:

        o         family health insurance, which includes dental, in which the
                  Company will pay the vast majority of the premiums;
        o         participation in the Bank's 401(k) plan in which the Company will match the first 3% of salary that Mr. Gassen contributes; and
        o         four weeks of vacation per year.

      The terms agreed to in the letter agreement on April 27, 2005 will be memorialized in an employment agreement between Mr. Gassen, the Company and the Bank. A copy of the employment agreement will be filed by the Company as an exhibit to the quarterly report on Form 10-Q covering the period in which the agreement is executed.

      On April 27, 2005, the Bank and Harry J. Bailey, President and Chief Executive Officer of the Bank, amended the Executive Supplemental Retirement Plan dated February 23, 1999. The amendment provided for an early retirement age of 62. Additionally, the amendment provided that if Mr. Bailey was terminated by the Bank after becoming 62 years old, he was entitled to receive the balance in his pre-retirement account, which is increased or decreased each year by an amount equal to the difference between the after-tax earnings on specified adjustable life insurance contracts less that year's premium expense and the Bank's costs of funds expense on premiums paid to date.



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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
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            APPOINTMENT OF PRINCIPAL OFFICERS
            ---------------------------------

     (b) On March 17, 2005, Harry J. Bailey informed the Board of Directors of his desire to retire as President and Chief Executive Officer of the Bank and the Company in 2005. At that point, the Board had not set a timetable to replace Mr. Bailey and Mr. Bailey had agreed to remain in office until a replacement has been found. On April 27, 2005, the Company entered into an agreement with Jerome
              J. Gassen under which Mr. Gassen would be appointed as the President and Chief Executive Officer of the Company and the Bank begin on June 1, 2005. Thus, Mr. Bailey would retire from those positions on May 31, 2005.

              The April 27, 2005 agreement also provided that Company and the Bank will appoint Mr. Gassen to their respective Boards of Directors, at which point Mr. Bailey will retire from the Board of Directors. Thus, although Mr. Bailey has been nominated by the Company to be elected by stockholders at the 2005 annual meeting of stockholders of the Company to a three-year term of office, if so elected, Mr. Bailey will only serve until May 31, 2005.

     (c) On April 27, 2005, the Company entered into an agreement with Jerome J. Gassen under which Mr. Gassen would be appointed as the President and Chief Executive Officer of the Company and the Bank beginning on June 1, 2005. The terms of Mr. Gassen's employment with the Company and the Bank are set forth in Item 1.01 in this Current Report on Form 8-K and are incorporated herein by reference.

              Mr. Gassen, 55, served as Executive Vice President of Banking of Old National Bank, Evansville, Indiana from August 2003 until January 2005. Prior to serving as Executive Vice President, Mr. Gassen was the Northern Region President of Old National Bank from January 2000 to August 2003. Mr. Gassen also served on Old National Bank's Board of Directors from January 2000 until January 2005. Mr. Gassen served as President and Chief Operating Officer of American National Bank and Trust Company, Muncie, Indiana from 1997 until January 2000, when American National was acquired by Old National Bank. More biographical information about Mr. Gassen is set forth in the press release attached as Exhibit 99.1 of this Current Report on Form 8-K, which is incorporated herein by reference.

     (d) On April 27, 2005, the Company entered into an agreement with Jerome J. Gassen under which Mr. Gassen would be appointed as a director of the Company and the Bank to serve in the class of directors with terms expiring at the 2006 annual meeting of stockholders beginning on June 1, 2005. It is not currently expected that Mr. Gassen will be named to serve on any of the committees of the Board of Directors.



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ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
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         (a)    Financial Statements of Businesses Acquired: Not applicable

         (b)    Pro Forma Financial Information:  Not applicable

         (c)    Exhibits

                Number            Description
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                99.1                      Press Release dated May 2, 2005


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERIANA BANCORP



Dated: May 3, 2005                     By: /s/ Harry J. Bailey
                                           -------------------------------------
                                           Harry J. Bailey
                                           President and Chief Executive Officer